Great-West Multi-Manager Large Cap Growth Fund

(formerly Maxim Janus Large Cap Growth Portfolio)

Initial Class Ticker: MXLGX

(the “Fund”)

Summary Prospectus

May 1, 2013, as supplemented September 1, 2013

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Class L
Management Fees[1]	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses[2]	1.00%	1.25%

1 The Management Fees have been restated to reflect the current fees

2 The Total Annual Fund Operating Expenses have been restated to reflect the reduced Management Fees

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$102	$318	$552	$1,225

Class L	$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal circumstances, invest 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities selected for their growth potential with market capitalizations of $4 billion or more at the time of purchase. The Fund may invest in foreign securities, which may include investments in emerging markets, without limit within the parameters of the Fund’s specific investment policies. The Fund may also hold cash or other short-term investments. Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

The Fund’s investment portfolio is managed by two sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”), and GWCM maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser. The Sub-Advisers seek to invest in securities of issuers with above average potential for growth.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Fund:

Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, sector of the economy or the market as a whole.

Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments. In addition, emerging markets may be more volatile and less liquid than the markets of more mature economies, and the securities of emerging markets issuers often are subject to rapid and large changes in price.

Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Investment Style Risk - Returns from large-capitalization and/or growth stocks may trail returns from the overall stock market.

Derivative Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection process of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.

Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.

An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Performance

Effective September 1, 2013, the Fund replaced the prior sub-adviser with the two Sub-Advisers that currently manage the Fund. Therefore, the Fund’s total returns shown below for the periods prior to September 1, 2013 are not necessarily indicative of the performance of the Fund, as currently managed, would have generated.

The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Initial Class in each full calendar year since inception and comparing its average annual total return to the performance of two broad-based securities market indices. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class L shares performance would be lower than Initial Class performance because of the 12b-1 fees applicable to Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.greatwestfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	June 2009	20.21%
Worst Quarter	December 2008	-26.05%

Average Annual Total Returns for the Periods Ended December 31, 2012

	One Year	Five Years	Since Inception (5/21/2003)
Initial Class	20.00%	-0.96%	7.98%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.13%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	6.82%

Investment Adviser

Great-West Capital Management, LLC

Sub-Advisers

Pioneer Investment Management, Inc. (“Pioneer”) and J.P. Morgan Investment Management Inc. (“JPMorgan”)

Portfolio Managers

Name	Title	Length of Service as Manager of Fund
Pioneer
Andrew Acheson	Senior Vice President	2013
Paul Cloonan, CFA	Senior Vice President and Co- Head of Equity Research	2013
JPMorgan
Giri Devulapally, CFA	Managing Director	2013
Christopher Jones	Managing Director	2013

Purchase and Sale of Fund Shares

Permitted Accounts place orders to purchase and redeems shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund. The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently. The Fund or certain share classes of the Fund may not be offered in your state.

The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a regulated investment company and distributes its income as required by the Code, the Fund will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable contract prospectus for more information.

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